_______________________________________________________________________________


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.  C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 19, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     1-12175               75-2662240
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
         INCORPORATION)                                    IDENTIFICATION NO.)


                             4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


_______________________________________________________________________________

                       ITEM 9.  REGULATION FD DISCLOSURE

        On March 14, 2001, Sabre Holdings Corporation or its wholly-owned subsidiary Sabre Inc. (collectively, the "Company") entered into agreements with Electronic Data Systems Corporation ("EDS") which provide for (i) the sale of the Company's infrastructure outsourcing business and information technology ("IT") infrastructure assets and associated real estate to EDS (the "Asset Purchase Agreement"), (ii) a 10-year contract with EDS to manage the Company's IT systems (the "IT Outsourcing Agreement"), and (iii) agreements between the Company and EDS to jointly market IT services and software solutions to the travel and transportation industries (the "Marketing Agreements").

        The EDS transaction is scheduled to close during the second quarter of 2001, subject to the receipt of government approvals and the satisfaction of closing conditions. The Company is providing as Exhibit 99.1 to this report preliminary versions of the unaudited pro forma condensed consolidated financial statements. The preliminary pro forma financial statements reflect the Company's current expectations of the financial statement impact of the anticipated closing of the EDS transaction. They are being provided in order to allow investors and others to analyze the expected financial impact of the EDS transaction to the Company. After the EDS transaction closes, the Company intends to file under Item 7 of Form 8-K definitive pro forma condensed consolidated financial statements reflecting the transaction. Accordingly, the preliminary pro forma financial statements may change based on events occurring before those definitive pro forma financial statements are filed. The preliminary pro forma financial statements are forward looking statements and readers are cautioned not to place undue reliance on them.

ASSET PURCHASE AGREEMENT

        Under the Asset Purchase Agreement, the Company will sell its infrastructure outsourcing contracts, web hosting contracts and IT infrastructure assets to EDS for approximately $670 million cash. Up to approximately $31 million of this amount is contingently refundable to EDS based, in part, upon the amount of revenues received by EDS from US Airways, Inc. ("US Airways") under its outsourcing contract during the 30 months following the close of the transaction (the "Contingent Note"). In addition, the Company may receive aggregate additional payments from EDS for these assets ranging from $6.5 million to $25 million on April 15, 2003 and 2004, depending on the amount of revenues received by EDS under certain other airline outsourcing contracts.

        The assets transferred would include the Company's: outsourcing contracts with American Airlines Inc., US Airways, Gulf Air, and
Dollar/Thrifty Rent-A-Car; and data centers, network and desktop and mid range computer systems. Those assets are used for the Company's outsourcing business and for transaction processing in its travel marketing and distribution segment, including the operation of the Sabre-Registered Trademark-


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

computer reservation system ("Sabre system"). Approximately 4,200 of the Company's employees, located mostly in the United States, are expected to transition to employment with EDS upon closing of the transaction. The Company intends to use approximately $570 million of the cash proceeds from the sale to reduce existing debt.

        The Company will retain its core travel marketing and distribution business, including: the line of business related to contracts with travel suppliers and travel agency subscribers for participation in the Sabre system; the Company's investment in the Travelocity.com-SM- consumer on-line business and GetThere-Registered Trademark- corporate booking business; and contracts with travel suppliers, travel agencies and online travel sites for Web site development and booking engine services. The Company plans to continue to focus its business on remaining the global leader in all channels of travel distribution.

        The Company will also retain contracts and assets that are directly related to its core travel marketing and distribution business. Those include its multihost business, which provides internal reservation systems for airline customers; contracts to provide software applications development, maintenance and licensing; the Company's intellectual property assets, including its software applications portfolios; and the eMergo-Registered Trademark- suite of airline solutions offered by the Company as an online application service provider. The Company will also retain its Sabre Financial Services and Sabre Marketplace products.

IT OUTSOURCING AGREEMENT

        Under the IT Outsourcing Agreement, EDS will provide, manage and operate the Company's IT infrastructure, including data center management, applications hosting, selected applications development, data assurance, and network management services. The term of the outsourcing agreement is 10 years and is expected to generate future cost savings for the Company.

MARKETING AGREEMENTS

        Under the Marketing Agreements, the Company and EDS will jointly market IT services and software solutions to the travel and transportation industries. As part of the marketing relationship, EDS will contribute $20 million toward enhancing and promoting the Company's portfolio of airline software solutions. EDS expects to profit from this investment under a revenue sharing arrangement. EDS has also agreed to move its travel bookings to the Company's Sabre system and to implement the Company's GetThere corporate booking platform in its organization.

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

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

        Statements in this report, and in the Company's news releases, analyst newsletters, conference calls, web sites, and elsewhere, which are not purely historical facts, including statements about the proposed EDS transaction, the preliminary unaudited pro forma condensed consolidated financial statements, the Company's forecasted revenues and earnings, future bookings outlook, technology adoption rates, or other statements about the Company's anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements.

        All forward-looking statements are based upon information available to the Company on the date the statements are first published. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the proposed transaction not being completed; integration and migration of IT operations by the Company and EDS; competition from established and emerging travel distribution channels; travel agency consolidation and increased competition for travel agency subscribers; airlines limiting their participation in travel marketing and distribution services; changes in relationships with principal customers; rapid technological changes; systems failures or constraints and business interruptions; and revenues being highly dependent on the travel and transportation industries.

        Further information regarding factors that could affect the Company's financial and other results can be found in the risk factors section of the Company's most recent filing on Form 10-K with the Securities and Exchange Commission.

EXHIBITS

Exhibit No.     Description
-----------     -----------
99.1            Preliminary Unaudited Pro Forma Condensed Consolidated Balance Sheet of
                Sabre Holdings Corporation as of December 31, 2000; Preliminary Unaudited
                Pro Forma Condensed Consolidated Statement of Operations of Sabre Holdings
                Corporation for the year ended December 31, 2000.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SABRE HOLDINGS CORPORATION


DATE: April 19, 2001            By: /s/ JEFFERY M. JACKSON
                                   ---------------------------------------------
                                    Jeffery M. Jackson
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer
                                    (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Preliminary Unaudited Pro Forma Condensed Consolidated Balance Sheet of
                Sabre Holdings Corporation as of December 31, 2000; Preliminary Unaudited
                Pro Forma Condensed Consolidated Statement of Operations of Sabre Holdings
                Corporation for the year ended December 31, 2000.


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